                    ADVANTUS MORTGAGE SECURITIES FUND, INC.
             ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2001

                                          [ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

[GRAPHIC]
FIXED INCOME

ADVANTUS MORTGAGE SECURITIES FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                             2

INVESTMENTS IN SECURITIES                      8

STATEMENT OF ASSETS AND LIABILITIES            12

STATEMENT OF OPERATIONS                        13

STATEMENTS OF CHANGES IN NET ASSETS            14

NOTES TO FINANCIAL STATEMENTS                  15

INDEPENDENT AUDITORS' REPORT                   20

FEDERAL INCOME TAX INFORMATION                 21

SHAREHOLDER SERVICES                           23

LETTER FROM THE PRESIDENT

                                                  [PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

Before September 11 -- our country's economy was slowing at a fairly rapid rate. To combat recession, the Federal Reserve lowered the Fed Funds rate seven times totaling 300 basis points (3.0 percent) since the beginning of the year. We were seeing some positive economic indicators, including signs that businesses were selling down their inventories and consumers were continuing to spend. All in all, the American economy may have been poised for recovery. That all changed on September 11.

The devastating terrorist attacks on America had a profound effect on our government, financial markets, business, and society. As horrific and unprecedented as the events of September 11 were, the aftermath speaks volumes for the strength and tenacity of the American people and our capital markets.

The U.S. stock market reopened on Monday, September 17, after being closed only four business days. As expected, the stock market reopened weak and remained so for a period. More than one month after the September 11 attack, the stock market, albeit volatile, has gradually been gaining back some of its ground.

In times of uncertainty, investors often make a flight to quality. This period is no different. The yields on short-term Treasury securities are the lowest they have been in 50 years. More than 18 months before the disaster of September 11, as the equity market disappointed, many investors had sought safety in the fixed income markets. Many investors seeking quality and liquidity looked to the short maturities of the yield curve and to investment-grade bonds to find it. The long-maturities of the yield curve have remained relatively unchanged.

The Federal Reserve has been very responsive before and after the disaster. It has lowered the Fed Funds rate ten times this year (totaling 450 basis points, or 4.5 percent) and will continue to release liquidity into the banking system, as needed. The latest cut to the fed funds rate was 50 basis points (.5 percent) on November 6, putting the fed funds rate at 2.0 percent. The easings are intended to stoke the embers of our sluggish economy. As always, we are watchful of economic indicators, and in the current environment, housing starts and new auto sales will be especially telling about the direction of the economy.

I have said it before, but it bears repeating: our capital markets are the most highly developed in the world. Our economy, although weakened, is extremely resilient. Advantus believes that full economic and market recovery is imminent, but due to the tragic events of September 11, the timetable has been pushed back by several calendar quarters. As an investor, I urge you to stay on a disciplined path and not be unduely influenced by market volatility and short-term events. A long-term perspective will serve you best in any economic and market environment.

Sincerely,

/s/ William N. Westhoff

    William N. Westhoff,
    President
    Advantus Funds

ADVANTUS MORTGAGE SECURITIES FUND

PERFORMANCE UPDATE

[PHOTO OF KENT WEBER]

KENT WEBER, CFA PORTFOLIO MANAGER
The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk. The Fund hopes to achieve its income objective by investing primarily in a diversified portfolio of mortgage-related securities.
  - Dividends declared daily and paid monthly.
  - Capital gains distributions
    paid annually.

PERFORMANCE
The performance of the Fund for the year ended September 30, 2001 was as follows for the three classes of shares currently outstanding:

          CLASS A                                    13.90 PERCENT*
          CLASS B                                    13.05 PERCENT*
          CLASS C                                    13.05 PERCENT*

The Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index**, returned 12.34 percent for the same period.

PERFORMANCE ANALYSIS
A fragile economy and rising unemployment have sparked a relentless rally in the fixed income markets. This call for lower rates has been led by the Federal Reserve which has lowered short-term rates eight times in the past ten months for a total of 3.50 percent. These events have pulled both intermediate- and long-term rates down by 2.00 percent and .50 percent, respectively. This dramatic reshaping of the yield curve is flushing many investors out of short-term treasury and money market securities, which now yield less than 3.00 percent.

In this environment, mortgages have been one of the silver linings in this low interest rate, credit-challenged environment. With net yields above 5.00 percent and low interest rate volatility, mortgages are, and remain an attractive fixed income asset class even with rising prepayment pressures. The portfolio is built for these conditions. Strong investor demand and attractive pricing is helping the mortgage sector prosper.

Over the course of the year, our duration has been longer then the Index by an average of 10 percent, which has contributed to the portfolio's price gains. Broad mortgage diversification and strong ownership in the prepayment-challenged sectors of the mortgage market has allowed us to minimize the Funds prepayment exposures and reduce portfolio volatility. We continue to favor securities with less refinancing sensitivity. These securities include seasoned mortgage pools; new issue pools with low coupons or low loan balances, commercial mortgages, and collateralized mortgage obligations. On the other side, we have been underweighted in those securities and sectors that have shown the greatest prepayment response. These include new and slightly seasoned pools with higher coupons and higher loan balances. With respect to the more credit-sensitive bonds, we continue to avoid paper backed by mortgage loans made to credit challenged borrowers.

Among prime credit quality borrowers and general-purpose property types, the general credit conditions in the mortgage market remain solid. Any signs of weakness that do exist appear contained to specific pockets of the country and very specific property types. Upgrades continue to exceed downgrades although the pace of change is slowing. Some of these positive credit trends are reflected in our performance and some are yet to come.

OUTLOOK
The world changed on September 11th and so did the fixed income market we once knew. Interest rates are at generation lows and under normal situations we would expect rates to begin to move higher as the economy recovers. But these are not normal times. The consumer who was the one sunny spot of the economy is now retrenching and global growth is slowing. As the economy slips into a recession, whether by classical terms or not, the Federal Reserve will continue to hold rates low until it is sure the economic and political storms have passed. Given current valuations and market uncertainty, we see better investment opportunities in higher credit quality securities and are working to bring the Fund's duration closer to neutral. We will respect the difficult environment and proceed with caution.

The Fund has benefited from being part of a bottom-up philosophy that consistently works to add value through the relentless pursuit of the best securities in the mortgage markets. This opportunistic, fixed-income approach to investing in mortgage securities ensures prudent diversification and active management based on the fundamentals. Thank you for your continued trust in us.

* HISTORICAL PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. THESE PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT OF CLASS A'S MAXIMUM 4.5 PERCENT FRONT-END SALES CHARGE OR CLASS B'S MAXIMUM 5 PERCENT CONTINGENT DEFERRED SALES CHARGE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED BENCHMARK COMPOSITE WHICH INCLUDES ALL FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) AND FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA).

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND,
   LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1991 through September 30, 2001. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through September 30, 2001.

                                     CLASS A

[CHART]

AVERAGE ANNUAL TOTAL RETURN:

Class A:
One year                              8.78%
Five year                             7.53%
Ten year                              7.19%

                         Class A          CPI            Lehman Brothers
                                                         Mortgage-Backed
                                                         Securities Index
        9/30/91        $   9,554      $  10,000              $  10,000
        9/30/92        $  10,671      $  10,299              $  11,092
        9/30/93        $  11,600      $  10,577              $  11,828
        9/30/94        $  11,177      $  10,942              $  11,673
        9/30/95        $  12,689      $  11,182              $  13,252
        9/30/96        $  13,302      $  11,518              $  14,021
        9/30/97        $  14,681      $  11,774              $  15,428
        9/30/98        $  15,963      $  11,942              $  16,759
        9/30/99        $  16,324      $  12,255              $  17,137
        9/30/00        $  17,580      $  12,672              $  18,412
        9/30/01        $  20,024      $  13,007              $  20,683

                                     CLASS B

[CHART]

AVERAGE ANNUAL TOTAL RETURN:

Class B:
One year                              8.05%
Five year                             7.51%
Since inception (8/19/94)             7.66%


                         CLASS B          CPI            Lehman Brothers
                                                         Mortgage-Backed
                                                         Securities Index
        8/19/94        $   10,000      $   10,000            $  10,000
        9/30/94        $    9,928      $   10,067            $   9,874
        9/30/95        $   10,742      $   10,289            $  11,209
        9/30/96        $   11,297      $   10,598            $  11,859
        9/30/97        $   12,521      $   10,833            $  13,049
        9/30/98        $   13,633      $   10,987            $  14,175
        9/30/99        $   13,840      $   11,276            $  14,495
        9/30/00        $   14,955      $   11,659            $  15,573
        9/30/01        $   16,906      $   11,968            $  17,494

                                     CLASS C

[CHART]

AVERAGE ANNUAL TOTAL RETURN:

Class C:
One year                             13.05%
Five year                             7.74%
Since inception (3/1/95)              7.70%


                         CLASS C          CPI            Lehman Brothers
                                                         Mortgage-Backed
                                                         Securities Index
         3/1/95        $   10,000      $   10,000            $   10,000
        9/30/95        $   10,791      $   10,146            $   10,793
        9/30/96        $   11,230      $   10,450            $   11,419
        9/30/97        $   12,314      $   10,682            $   12,565
        9/30/98        $   13,290      $   10,834            $   13,649
        9/30/99        $   13,489      $   11,119            $   13,957
        9/30/00        $   14,419      $   11,497            $   14,995
        9/30/01        $   16,301      $   11,801            $   16,845

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST BOND HOLDINGS

                                                            MARKET     % OF BOND
SECURITY DESCRIPTION                                         VALUE     PORTFOLIO
--------------------                                    -------------  ---------
Government National Mortgage
   Association - 7.000%, 09/15/31                       $   2,381,937     3.5%
Countrywide Funding
   Corporation - 7.000%, 06/25/24                           1,790,618     2.7%
Residential Accredit Loans,
   Inc. - 7.000%, 10/25/27                                  1,671,944     2.5%
Chase Mortgage Finance
   Corporation - 6.750%, 11/25/24                           1,566,517     2.3%
Chase Mortgage Finance
   Corporation - 6.750%, 02/25/25                           1,470,534     2.2%
Fortress CBO Investments I Limited-144A
   Issue - 7.850%, 07/25/38                                 1,420,875     2.1%
Securitized Asset Sales, Inc.-144A
   Issue - 6.808%, 11/28/23                                 1,353,327     2.0%
Prudential Home Mortgage
   Securities - 6.500%, 10/25/23                            1,350,135     2.0%
Asset Securitization
   Corporation - 8.438%, 08/13/29                           1,324,834     2.0%
Mid-State Trust - 7.340%, 07/01/35                          1,315,470     2.0%
                                                        -------------  --------
                                                        $  15,646,191    23.3%
                                                        =============  ========

                               HIGH QUALITY ASSETS

[CHART]

Cash and Other Assets/Liabilities       (2.5)%
BB Rated                                (4.3)%
BBB Rated                              (23.0)%
AAA Rated                              (41.4)%
AA Rated                               (16.0)%
A Rated                                (12.8)%

                          PRUDENT SECTOR DIVERSIFICATION

[CHART]

Other Agency Obligations                 (1.5)%
Cash and Other Assets/Liabilities        (2.5)%
Non-Agency Commercial MBS               (21.0)%
FNMA                                     (9.7)%
GNMA                                    (13.1)%
Vendee Mortgage Trust                    (2.2)%
Non-Agency Subprime Residential MBS      (1.7)%
Non-Agency Prime Residential MBS        (48.3)%

                                SOLID LIQUIDITY

[CHART]

Cash and Other Assets/Liabilities                                   (2.5)%
Liquid 144A Issues                                                 (18.5)%
Illiquid 144A Issues and Other Illiquid Private Placement Issues    (7.6)%
Public Issues                                                      (71.4)%

INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2001
(Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                       COUPON   MATURITY       VALUE(a)
---------                                                                       ------   --------     ------------
LONG-TERM DEBT SECURITIES (97.5%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (26.5%)
     Federal National Mortgage Association (FNMA) (9.7%)
$     550,000    (g)                                                             6.500%  09/01/31     $    559,109
      750,000    (g)                                                             6.500%  09/01/31          762,421
      500,000    (g)                                                             7.000%  10/01/31          516,719
      399,999                                                                    6.000%  07/01/31          398,941
      799,921                                                                    6.000%  05/01/31          797,803
      389,827                                                                    6.500%  05/01/28          398,900
      601,609                                                                    6.500%  10/01/28          615,409
      195,052                                                                    6.500%  08/01/31          198,551
      600,000                                                                    6.500%  09/01/31          610,599
      443,560                                                                    7.000%  02/01/29          459,453
      990,051                                                                    7.000%  05/01/31        1,024,384
      349,870                                                                    7.000%  09/01/31          362,003
                                                                                                      ------------
                                                                                                         6,704,292
                                                                                                      ------------

     Government National Mortgage Association (GNMA) (13.1%)
      400,000                                                                    6.500%  09/15/31          408,831
      499,045                                                                    7.000%  06/15/31          517,131
      396,207                                                                    7.000%  07/15/31          410,566
    2,300,000    (g)                                                             7.000%  09/15/31        2,381,937
      461,682                                                                    6.500%  11/15/28          472,701
    1,013,781                                                                    6.500%  03/15/29        1,037,514
      367,847                                                                    6.500%  03/15/29          376,458
      811,937                                                                    6.500%  03/15/29          830,945
      300,502                                                                    7.000%  03/15/29          311,457
      312,909                                                                    7.000%  04/15/29          324,317
      294,709                                                                    7.000%  12/15/30          305,452
      280,140                                                                    7.000%  01/15/31          290,293
      820,487                                                                    7.875%  05/15/17          899,327
            -    (e)                                                             8.500%  07/16/40          469,736
                                                                                                      ------------
                                                                                                         9,036,665
                                                                                                      ------------
     Other Agency Obligations (1.5%)
      197,945   Collateralized Mortgage Trust                                    5.000%  07/01/18          196,152
      782,000   Pleasant Hill California                                         7.950%  09/20/15          839,985
                                                                                                      ------------
                                                                                                         1,036,137
                                                                                                      ------------
     Vendee Mortgage Trust (2.2%)
      898,642   U.S. Department of Veteran Affairs (c)                           7.204%  02/15/25          931,927
      502,496   U.S. Department of Veteran Affairs (c)                           7.793%  02/15/25          541,651
                                                                                                      ------------
                                                                                                         1,473,578
                                                                                                      ------------
                Total U.S. government and agencies obligations (cost: $17,785,315)                      18,250,672
                                                                                                      ------------

                                        8

                                                                                                        MARKET
PRINCIPAL                                                                       COUPON  MATURITY        VALUE(a)
---------                                                                       ------  --------      ------------
OTHER MORTGAGE-BACKED SECURITIES (71.0%)

     Non-Agency Commercial Mortgage-Backed Securities (21.0%)
$           -   Asset Securitization Corporation (e)                             8.985%  04/14/29     $  1,024,768
            -   Asset Securitization Corporation (e)                             8.438%  08/13/29        1,324,834
      700,000   BankAmerica Manufactured Housing Contract                        7.800%  10/10/26          729,401
      500,000   Covenant Retirement Community                                    6.750%  06/01/04          521,620
      750,000   Covenant Retirement Community                                    7.000%  06/01/06          790,469
    1,350,000   Fortress CBO Investments I Limited-144A
                 Issue (b) (d)                                                   7.850%  07/25/38        1,420,875
      728,530   Metropolitan Asset Funding, Inc.-144A Issue (f)                  6.980%  05/20/12          748,455
    1,252,286   Mid-State Trust                                                  7.340%  07/01/35        1,315,470
    1,000,000   Nomura Asset Securities Corporation                              7.709%  04/13/36        1,090,566
      211,632   Park Avenue Finance Corporation-144A Issue (f)                   7.580%  05/12/07          230,407
    1,200,000   Park Avenue Finance Corporation-144A Issue (f)                   7.680%  05/12/07        1,306,583
      654,476   Residential Funding Mortgage Securities-144A
                 Issue (f)                                                       6.500%  11/25/23          650,692
    1,345,135   Securitized Asset Sales, Inc.-144A Issue (f)                     6.808%  11/28/23        1,353,327
      690,578   Structured Multiple Asset Receivable-144A Issue (d)              7.800%  07/25/11          721,899
    1,250,000   Structured Multiple Asset Receivable-144A Issue (f)              8.910%  06/25/14        1,228,891
                                                                                                      ------------
                                                                                                        14,458,257
                                                                                                      ------------
     Non-Agency Prime Residential Mortgage-Backed Securities (48.3%)
    1,142,774   Bear Stearns Mortgage Securities, Inc                            6.750%  04/30/30        1,171,549
    1,244,089   Bear Stearns Mortgage Securities, Inc                            6.750%  05/02/30        1,259,205
      669,414   Bear Stearns Mortgage Securities, Inc                            8.000%  11/25/29          710,001
    1,521,112   Chase Mortgage Finance Corporation                               6.750%  11/25/24        1,566,517
    1,427,745   Chase Mortgage Finance Corporation                               6.750%  02/25/25        1,470,534
      999,306   Chase Mortgage Finance Corporation-144A
                 Issue (f)                                                       6.636%  03/28/25        1,019,722
      868,410   CitiCorp Mortgage Securities, Inc.-144A
                 Issue (f)                                                       7.250%  08/25/27          877,077
      770,368   Countrywide Funding Corporation                                  6.625%  02/25/24          789,312
    1,750,000   Countrywide Funding Corporation                                  7.000%  06/25/24        1,790,618
    1,225,164   Countrywide Funding Corporation                                  7.250%  02/25/28        1,264,822
      500,000   CS First Boston Mortgage Securities
                 Corporation                                                     6.847%  09/21/04          515,566
    1,173,379   DLJ Mortgage Acceptance Corporation                              6.750%  01/25/24        1,156,693
      385,761   FBS Mortgage Corporation (f)                                     7.280%  08/25/24          390,004
      311,819   First Union Corporation                                          6.970%  09/25/26          321,966
      405,065   GE Capital Mortgage Services, Inc                                6.000%  04/25/09          407,236
    1,162,192   GE Capital Mortgage Services, Inc                                7.000%  03/25/26        1,205,066
      573,865   GE Capital Mortgage Services, Inc.-144A Issue (f)                6.000%  11/25/08          575,644
      537,818   GE Capital Mortgage Services, Inc.-144A Issue (f)                6.500%  01/25/24          527,654
      638,423   General Electric Capital Corporation                             6.750%  09/25/12          644,929
      708,956   GMAC Commercial Mortgage Securities (d)                          5.940%  07/01/13          705,411
    1,000,000   GS Mortgage Securities Corporation II                            7.288%  07/13/30        1,046,346
      446,957   Housing Securities, Inc                                          7.000%  06/25/23          464,254

                                        9


                                                                                                         MARKET
PRINCIPAL                                                                       COUPON  MATURITY        VALUE(a)
---------                                                                       ------  --------        --------
OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$     594,962   Norwest Mortgage, Inc                                            7.500%  12/25/26     $    599,180
      863,257   Paine Webber Mortgage Acceptance Corporation                     6.941%  02/25/24          873,676
      472,758   Paine Webber Mortgage Acceptance Corporation                     8.125%  07/25/09          482,209
      614,622   Paine Webber Mortgage Acceptance
                 Corporation-144A Issue (f)                                      6.460%  04/29/24          613,134
    1,200,000   Paine Webber Mortgage Acceptance
                 Corporation-144A Issue (f)                                      7.655%  01/02/12        1,268,068
    1,021,341   Prudential Home Mortgage Securities                              6.050%  04/25/24        1,021,596
    1,323,532   Prudential Home Mortgage Securities                              6.500%  10/25/23        1,350,135
    1,199,146   Prudential Home Mortgage Securities                              6.500%  04/25/26        1,229,292
      878,787   Prudential Home Mortgage Securities-144A
                 Issue (f)                                                       6.756%  09/28/08          891,987
    1,199,056   Prudential Home Mortgage Securities-144A
                 Issue (d)                                                       6.796%  04/28/24        1,219,716
    1,067,008   Prudential Home Mortgage Securities-144A
                 Issue (f)                                                       7.334%  09/28/24        1,041,859
    1,653,376   Residential Accredit Loans, Inc                                  7.000%  10/25/27        1,671,944
      659,165   Residential Funding Mortgage Securities                          7.000%  05/25/12          683,963
      448,558   Residential Funding Mortgage Securities                          7.250%  07/25/11          466,454
                                                                                                       -----------
                                                                                                        33,293,339
                                                                                                       -----------

     Non-Agency Sub-Prime Residential Mortgage-Backed Securities (1.7%)
      588,753   Banco Hipotecario Nacional-144A Issue (b) (d)                    7.540%  05/31/17          514,711
      672,707   Banco Hipotecario Nacional-144A Issue (b) (d)                    7.916%  07/25/09          620,706
                                                                                                       -----------
                                                                                                         1,135,417
                                                                                                       -----------
               Total other mortgage-backed securities (cost: $43,713,039)                               48,887,013
                                                                                                       -----------
               Total long-term debt securities (cost: $61,498,354)                                      67,137,685
                                                                                                       -----------

SHARES
------
SHORT-TERM SECURITIES (2.2%)
    1,033,573  Federated Money Market Obligations Trust - Prime
                 Obligation Fund, current rate 3.420%                                                    1,033,573
      498,456  Provident Institutional Fund - TempFund Portfolio,
                 current rate 3.670%                                                                       498,456
                                                                                                       -----------
               Total short-term securities (cost: $1,532,029)                                            1,532,029
                                                                                                       -----------
               Total investments in securities (cost: $63,030,383) (h)                                $ 68,669,714
                                                                                                      ============

              See accompanying notes to investments in securities.

Notes to Investments in Securities
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 3.7% of net assets in foreign securities as of September
    30, 2001.
(c) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at September 30, 2001.
(d) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at September 30, 2001 which includes acquisition date and cost, is as follows:

                                                                                      ACQUISITION
    SECURITY:                                                                             DATE          COST
    Banco Hipotecario Nacional 144A Issue*                                             5/18/2000      $    530,889
    Banco Hipotecario Nacional 144A Issue*                                              various            608,105
    Fortress CBO Investments I Limited 144A Issue*                                     7/26/2000         1,244,531
    GMAC Commercial Mortgage Securities                                                1/12/2001           671,958
    Prudential Home Mortgage Securities 144A Issue*                                    8/24/2000         1,113,623
    Structured Multiple Asset Receivable 144A Issue*                                   9/07/2001           711,512
                                                                                                      ------------
                                                                                                      $  4,880,618
                                                                                                      ============

 * A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(g) At September 30, 2001 the total cost of investments issued on a when-issued or forward commitment basis is $4,212,941.
(h) At September 30, 2001 the cost of securities for federal income tax purposes was $63,048,241. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                                                     $  5,713,137
    Gross unrealized depreciation                                                                          (91,664)
                                                                                                      ------------
    Net unrealized appreciation                                                                       $  5,621,473
                                                                                                      ============

              See accompanying notes to investments in securities.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

                                                          ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (a) (identified cost: $63,030,383)                                                  $  68,669,714
Cash in bank on demand deposit                                                                               69,563
Receivable for Fund shares sold                                                                             686,892
Receivable for investment securities sold (including paydowns)                                            3,509,195
Accrued interest receivable                                                                                 420,633
Collateral for securities loaned (note 7)                                                                   835,096
Other receivables                                                                                             3,132
                                                                                                      -------------
     Total assets                                                                                        74,194,225
                                                                                                      -------------

                                                        LIABILITIES
Payable for investment securities purchased                                                               4,244,337
Payable for Fund shares redeemed                                                                             58,776
Dividends payable to shareholders                                                                            88,086
Payable to Adviser                                                                                           67,962
Payable upon return of securities loaned (note 7)                                                           835,096
                                                                                                      -------------
     Total liabilities                                                                                    5,294,257
                                                                                                      -------------
Net assets applicable to outstanding capital stock                                                    $  68,899,968
                                                                                                      =============

Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of
   $.01 par value                                                                                     $      62,677
   Additional paid-in capital                                                                            66,284,679
   Excess distributions of net investment income                                                            (88,086)
   Accumulated net realized losses from investments                                                      (2,998,633)
   Unrealized appreciation on investments                                                                 5,639,331
                                                                                                       ------------

     Total - representing net assets applicable to outstanding capital stock                          $  68,899,968
                                                                                                      =============

Net assets applicable to outstanding Class A shares                                                   $  42,457,520
                                                                                                      =============

Net assets applicable to outstanding Class B shares                                                   $  21,226,588
                                                                                                      =============

Net assets applicable to outstanding Class C shares                                                   $   5,215,860
                                                                                                      =============

Shares outstanding and net asset value per share:
   Class A - Shares outstanding 3,864,997                                                             $       10.99
                                                                                                      =============

   Class B - Shares outstanding 1,928,233                                                             $       11.01
                                                                                                      =============

   Class C - Shares outstanding 474,513                                                               $       10.99
                                                                                                      =============

----------
(a) Includes securities on loan of $819,412.

                 See accompanying notes to financial statements.

                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 2001

Investment income:
   Interest                                                                                           $   4,326,150
   Dividends                                                                                                 49,812
   Income from securities lending activities                                                                     18
                                                                                                      -------------
       Total investment income                                                                            4,375,980
                                                                                                      -------------
Expenses (note 4):
   Investment advisory fee                                                                                  269,974
   Rule 12b-1 fees - Class A                                                                                 89,086
   Rule 12b-1 fees - Class B                                                                                172,353
   Rule 12b-1 fees - Class C                                                                                 39,670
   Administrative services fee                                                                               74,400
   Transfer agent and shareholder services fees                                                             134,281
   Custodian fees                                                                                             7,466
   Auditing and accounting services                                                                          22,536
   Legal fees                                                                                                 9,056
   Directors' fees                                                                                              823
   Registration fees                                                                                         44,505
   Printing and shareholder reports                                                                          32,817
   Insurance                                                                                                  1,270
   Other                                                                                                      6,530
                                                                                                      -------------
       Total expenses                                                                                       904,767
                                                                                                      -------------
   Less fees and expenses waived or absorbed by Adviser                                                    (205,818)
                                                                                                      -------------
       Total net expenses                                                                                   698,949
                                                                                                      -------------
       Investment income - net                                                                            3,677,031
                                                                                                      -------------
Realized and unrealized gains (losses) on investments:
   Net realized losses on investments (note 3)                                                           (2,360,079)
Net change in unrealized appreciation or depreciation on investments                                      5,867,873
                                                                                                      -------------
       Net gains on investments                                                                           3,507,794
                                                                                                      -------------
Net increase in net assets resulting from operations                                                  $   7,184,825
                                                                                                      =============

                       See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                                          2001             2000
                                                                                     -------------    -------------
Operations:
   Investment income - net                                                           $   3,677,031    $   3,192,747
   Net realized loss on investments                                                     (2,360,079)        (104,813)
   Net change in unrealized appreciation or depreciation
     on investments                                                                      5,867,873          395,573
                                                                                     -------------    -------------
       Increase in net assets resulting from operations                                  7,184,825        3,483,507
                                                                                     -------------    -------------
Distributions to shareholders from net investment income:
     Class A                                                                            (2,406,221)      (2,143,078)
     Class B                                                                            (1,040,626)        (840,527)
     Class C                                                                              (238,882)        (207,848)
   Tax return of capital:
     Class A                                                                              (135,460)         (45,216)
     Class B                                                                               (58,582)         (17,734)
     Class C                                                                               (13,448)          (4,385)
                                                                                     -------------    -------------
       Total distributions                                                              (3,893,219)      (3,258,788)
                                                                                     -------------    -------------
Capital share transactions (notes 4 and 5):
 Proceeds from sales:
     Class A                                                                            12,959,927        4,645,542
     Class B                                                                             7,835,581        3,287,217
     Class C                                                                             3,150,142        1,361,749
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A                                                                             1,683,438        1,420,400
     Class B                                                                               896,517          700,621
     Class C                                                                               213,056          182,179
   Payments for redemption of shares:
     Class A                                                                            (6,077,614)      (8,007,790)
     Class B                                                                            (2,927,513)      (3,695,328)
     Class C                                                                            (1,634,811)      (3,408,777)
                                                                                     -------------    -------------
       Increase (decrease) in net assets from capital share transactions                16,098,723       (3,514,187)
                                                                                     -------------    -------------
       Total increase (decrease) in net assets                                          19,390,329       (3,289,468)
Net assets at beginning of year                                                         49,509,639       52,799,107
                                                                                     -------------    -------------
Net assets at end of year (including excess distributions of
   net investment income of $88,086 and $79,388, respectively)                       $  68,899,968    $  49,509,639
                                                                                     =============    =============

                See accompanying notes to financial statements.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 2001
(1)  ORGANIZATION

     The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES
     The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by issuer. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES
     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

     For Federal income tax purposes, the Fund has a capital loss carryover in the amount of $2,980,776 which, if not offset by subsequent capital gains, will expire September 30, 2003 through 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the year ended September 30, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $45,502,813 and $30,532,387, respectively.

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .475 percent on the first $1 billion in net assets, .46 percent on the next $1 billion and .45 percent on net assets in excess of $2 billion.

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee of up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

     The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and bears the expense of such services.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

     The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory agreement, Advantus Capital contractually agreed to absorb all Fund costs and expenses which exceed .95 percent of Class A average daily net assets, 1.70 percent of Class B average daily net assets and 1.70 percent of Class C average daily net assets through September 30, 2001. For the year ended September 30, 2001, Advantus Capital contractually agreed to absorb $205,818 in expenses that were otherwise payable by the Fund.

     For the year ended September 30, 2001, sales charges received by Securian for distributing the Fund's three classes of shares amounted to $155,668.

     As of September 30, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 581,478 Class A shares which represents 15.0 percent of the total outstanding Class A shares.

     Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,785.

(5)   CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the years ended September 30, 2001 and 2000 were as follows:

                                                   CLASS A                  CLASS B                CLASS C
                                            --------------------     -------------------    --------------------
                                               2001       2000          2001        2000       2001      2000
                                            ---------   --------     --------   --------    --------    --------
Sold                                        1,210,033    455,324      728,922    322,781     293,663     133,531
Issued for reinvested distributions           157,266    139,741       83,586     68,417      19,865      17,903
Redeemed                                     (571,227)  (788,446)    (273,913)  (362,776)   (153,223)   (334,413)
                                            ---------   --------     --------   --------    --------    --------
                                              796,072   (193,381)     538,595     28,422     160,305    (182,979)
                                            =========   ========     ========   ========    ========    ========

(6)  ILLIQUID SECURITIES

     At September 30, 2001, investments in illiquid securities are limited to 15 percent of net assets at the time of purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at September 30, 2001 was $5,203,318 which represents 7.6 percent of net assets. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7)  SECURITIES LENDING CONTRACTS

     To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At September 30, 2001 the collateral is invested in cash equivalents and must be 102% of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 2001 securities valued at $819,412 were on loan to brokers and the Fund had $835,096 in cash collateral.

(8)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                        CLASS A
                                                  ---------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------------------------
                                                       2001             2000             1999             1998             1997
                                                  -------------    -------------    -------------    -------------    -------------
Net asset value, beginning of year                $       10.37    $       10.30    $       10.75    $       10.54    $       10.23
                                                  -------------    -------------    -------------    -------------    -------------
Income from investment operations:
  Net investment income                                     .73              .69              .69              .64              .70
  Net gains (losses) on securities
   (both realized and unrealized)                           .65              .09             (.45)             .25              .33
                                                  -------------    -------------    -------------    -------------    -------------
   Total from investment operations                        1.38              .78              .24              .89             1.03
                                                  -------------    -------------    -------------    -------------    -------------
Less distributions:
  Dividends from net investment income                     (.72)            (.70)            (.68)            (.65)            (.72)
  Tax return of capital                                    (.04)            (.01)            (.01)            (.03)               -
                                                  -------------    -------------    -------------    -------------    -------------
   Total distributions                                     (.76)            (.71)            (.69)            (.68)            (.72)
                                                  -------------    -------------    -------------    -------------    -------------
Net asset value, end of year                      $       10.99    $       10.37    $       10.30    $       10.75    $       10.54
                                                  =============    =============    =============    =============    =============
Total return (a)                                          13.90%            7.70%            2.26%            8.73%           10.37%
Net assets, end of year (in thousands)            $      42,458    $      31,814    $      33,617    $      32,268    $      28,089
Ratio of expenses to average daily
  net assets (b)                                            .95%             .95%             .95%             .95%             .95%
Ratio of net investment income to
  average daily net assets (b)                             6.75%            6.81%            6.29%            6.02%            6.77%
Portfolio turnover rate (excluding short-term
  securities)                                              55.2%            64.7%           127.1%           152.5%            85.1%

                                       18

                                                                                      CLASS B
                                                  ---------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------------------------
                                                       2001            2000             1999             1998              1997
                                                  -------------    -------------    -------------    -------------    -------------
Net asset value, beginning of year                $       10.39    $       10.33    $       10.77    $       10.56    $       10.24
                                                  -------------    -------------    -------------    -------------    -------------
Income from investment operations:
  Net investment income                                     .65              .61              .61              .57              .63
  Net gains (losses) on securities
   (both realized and unrealized)                           .65              .08             (.44)             .24              .33
                                                  -------------    -------------    -------------    -------------    -------------
   Total from investment operations                        1.30              .69              .17              .81              .96
                                                  -------------    -------------    -------------    -------------    -------------
Less distributions:
  Dividends from net investment income                     (.64)            (.62)            (.60)            (.57)            (.64)
  Tax return of capital                                    (.04)            (.01)            (.01)            (.03)               -
                                                  -------------    -------------    -------------    -------------    -------------
   Total distributions                                     (.68)            (.63)            (.61)            (.60)            (.64)
                                                  -------------    -------------    -------------    -------------    -------------
Net asset value, end of year                      $       11.01    $       10.39    $       10.33    $       10.77    $       10.56
                                                  =============    =============    =============    =============    =============
Total return (a)                                          13.05%            6.90%            1.51%            7.92%            9.65%
Net assets, end of year (in thousands)            $      21,227    $      14,436    $      14,057    $      10,079    $       6,079
Ratio of expenses to average daily
  net assets (b)                                           1.70%            1.70%            1.70%            1.70%            1.70%
Ratio of net investment income to
  average daily net assets (b)                             6.00%            6.06%            5.57%            5.33%            6.08%
Portfolio turnover rate (excluding short-term
  securities)                                              55.2%            64.7%           127.1%           152.5%            85.1%

                                                                                       CLASS C
                                                  ---------------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------------------------
                                                       2001            2000              1999            1998              1997
                                                  -------------    -------------    -------------    -------------    -------------
Net asset value, beginning of year                $       10.37    $       10.31    $       10.76    $       10.55    $       10.23
                                                  -------------    -------------    -------------    -------------    -------------
Income from investment operations:
  Net investment income                                     .66              .61              .61              .57              .63
  Net gains (losses) on securities
   (both realized and unrealized)                           .64              .08             (.45)             .24              .33
                                                  -------------    -------------    -------------    -------------    -------------
   Total from investment operations                        1.30              .69              .16              .81              .96
                                                  -------------    -------------    -------------    -------------    -------------
Less distributions:
  Dividends from net investment income                     (.64)            (.62)            (.60)            (.57)            (.64)
  Tax return of capital                                    (.04)            (.01)            (.01)            (.03)               -
                                                  -------------    -------------    -------------    -------------    -------------
   Total distributions                                     (.68)            (.63)            (.61)            (.60)            (.64)
                                                  -------------    -------------    -------------    -------------    -------------
Net asset value, end of year                      $       10.99    $       10.37    $       10.31    $       10.76    $       10.55
                                                  =============    =============    =============    =============    =============
Total return (a)                                          13.05%            6.89%            1.50%            7.92%            9.66%
Net assets, end of year (in thousands)            $       5,216    $       3,259    $       5,126    $       4,343    $       2,187
Ratio of expenses to average daily
  net assets (b)                                           1.70%            1.70%            1.70%            1.70%            1.70%
Ratio of net investment income to
  average daily net assets (b)                             6.00%            6.06%            5.58%            5.40%            6.11%
Portfolio turnover rate (excluding short-term
  securities)                                              55.2%            64.7%           127.1%           152.5%            85.1%

--------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
(b)  The Fund's Adviser and Distributor voluntarily waived or absorbed
     $205,818, $180,596, $125,275, $134,706 and $121,780 in expenses for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.31%, 1.32%, 1.21%, 1.29% and 1.37%, respectively, and the ratio of net investment income to average daily net assets would have been 6.39%, 6.44%, 6.03%, 5.68% and 6.35%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.06%, 2.07%, 1.94%, 1.99% and 2.07%, respectively, and the ratio of net investment income to average daily net assets would have been 5.64%, 5.69%, 5.33%, 5.04% and 5.71%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.06%, 2.07%, 1.94%, 1.99% and 2.07%, respectively, and the ratio of net investment income to average daily net assets would have been 5.64%, 5.69%, 5.34%, 5.11% and 5.74%, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Mortgage Securities Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advantus Mortgage Securities Fund, Inc. (the Fund) as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                               KPMG LLP

Minneapolis, Minnesota
November 9, 2001

                                      Federal Income Tax Information (Unaudited)

     The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 2001. Dividends for the 2001 calendar year will be reported to you on Form 1099-Div in late January 2002. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A
                                                         PER
PAYABLE DATE                                           SHARE
------------                                      ----------

Income distributions - taxable as dividend income, 1.4% qualifying for deduction by corporations.
October 31, 2000                                  $    .0608
November 30, 2000                                      .0611
December 31, 2000                                      .0740
January 31, 2001                                       .0644
February 28, 2001                                      .0597
March 31, 2001                                         .0603
April 30, 2001                                         .0650
May 31, 2001                                           .0581
June 30, 2001                                          .0676
July 31, 2001                                          .0626
August 31, 2001                                        .0673
September 30, 2001                                     .0609
                                                  ----------
                                                  $    .7618*
                                                  ==========

 * The total distribution of $.7618 includes a tax return of capital of $.0406.

CLASS B
                                                         PER
PAYABLE DATE                                           SHARE
------------                                       ---------
Income distributions - taxable as dividend income, 1.4% qualifying for deduction by corporations.
October 31, 2000                                  $    .0543
November 30, 2000                                      .0548
December 31, 2000                                      .0674
January 31, 2001                                       .0578
February 28, 2001                                      .0536
March 31, 2001                                         .0535
April 30, 2001                                         .0585
May 31, 2001                                           .0514
June 30, 2001                                          .0611
July 31, 2001                                          .0559
August 31, 2001                                        .0606
September 30, 2001                                     .0543
                                                  ----------
                                                  $    .6832*
                                                  ==========

 * The total distribution of $.6832 includes a tax return of capital of $.0364.

                                       21

CLASS C
                                                         PER
PAYABLE DATE                                           SHARE
------------                                       ---------
Income distributions - taxable as dividend income, 1.4% qualifying for deduction by corporations.
October 31, 2000                                  $    .0542
November 30, 2000                                      .0548
December 31, 2000                                      .0673
January 31, 2001                                       .0577
February 28, 2001                                      .0535
March 31, 2001                                         .0534
April 30, 2001                                         .0584
May 31, 2001                                           .0513
June 30, 2001                                          .0610
July 31, 2001                                          .0558
August 31, 2001                                        .0605
September 30, 2001                                     .0542
                                                  ----------
                                                  $    .6821*
                                                  ==========

 * The total distribution of $.6821 includes a tax return of capital of $.0364.

                                                            SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.advantusfunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.1 billion in assets in addition to $9.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund#

           THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                [ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

                                Distrubuted by:
                                SECURIAN FINANCIAL SERVICES, INC.
                                Securities Dealer, Member NASD/SIPC.
                                Registered Investment Advisor

                                400 Robert Street North, St. Paul, MN 55101-2098 1.888.237.1838

                                2001-1030-30106N

SECURIAN FINANCIAL SERVICES, INC.                      PRESORTED STANDARD
                                                        U.S. POSTAGE PAID
400 ROBERT STREET NORTH                                  ST. PAUL, MN
ST. PAUL, MN 55101-2098                                 PERMIT NO. 3547

ADDRESS SERVICE REQUESTED




F.48641 Rev. 11-2001